UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Sixth Street Specialty Lending, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36364	27-3380000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Avenue, Suite 1500 Dallas, TX	75201
(Address of Principal Executive Offices)	(zip code)

Registrant’s telephone number, including area code: (469) 621-3001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TSLX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

On May 21, 2026, Sixth Street Specialty Lending, Inc. (the “Company”) held its annual meeting of stockholders. Stockholders considered two proposals as described in the Company’s proxy statement filed on April 9, 2026. The final results of the voting on each matter submitted to stockholders at the annual meeting are set forth below.

Proposal 1 – Election of Class III Directors. The stockholders elected the nominees for Class III director by the vote shown below.

Nominee	Votes “For”	Votes “Withheld”	Broker Non-Votes
Hurley Doddy	32,191,965	8,211,999	30,599,450
Michael Fishman	34,440,856	5,963,108	30,599,450
Robert (“Bo”) Stanley	34,739,138	5,664,826	30,599,450

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the retention of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
69,464,498	532,292	1,006,624	0

Special Meeting of Stockholders

On May 21, 2026, the Company also convened a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, there were not present or represented by proxy a sufficient number of shares of the Company’s common stock to constitute a quorum. Accordingly, the Company adjourned the Special Meeting without any business being conducted. The adjourned meeting will reconvene on June 18, 2026 at 9:00 a.m., Eastern Time, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, 30th Floor, New York, NY 10017.

No changes have been made to the proposal to be voted on by stockholders at the Special Meeting. The proposal is described in detail in the Company’s definitive proxy statement for the Special Meeting as filed with the Securities and Exchange Commission on April 9, 2026. The close of business on March 31, 2026 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the reconvened Special Meeting. During the period of the adjournment, the Company will solicit proxies from its stockholders with respect to the proposal. Proxies previously submitted in respect of the Special Meeting will be voted at the reconvened meeting unless properly revoked.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIXTH STREET SPECIALTY LENDING, INC.
(Registrant)

Date: May 22, 2026	By:	/s/ Ian Simmonds
	Name:	Ian Simmonds
	Title:	Chief Financial Officer